COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2014
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

19. COMMITMENTS AND CONTINGENCIES

a)        Operating lease commitments

           The Company has operating lease agreements principally for its office properties in the PRC, Canada, Japan and the United States. Such leases have remaining terms ranging from 4 to 220 months and are renewable upon negotiation. Rental expenses were $8,618,436, $9,603,086 and $12,187,251 for the years ended December 31, 2012, 2013 and 2014, respectively.

           Future minimum lease payments under non-cancelable operating lease agreements at December 31, 2014 were as follows:

Year Ending December 31:	$
2015	3,418,705
2016	3,168,452
2017	2,944,690
2018	1,561,373
2019	1,561,373
Thereafter	1,174,110

Total	13,828,703

b)        Property, plant and equipment purchase commitments

           As of December 31, 2014, short-term commitments for the purchase of property, plant and equipment were $30,751,637.

c)        Supply purchase commitments

           In order to secure future solar wafers supply, the Company has entered into long-term supply agreements with suppliers in the past several years. Under such agreements, the suppliers agreed to provide the Company with specified quantities of solar wafers, and the Company has made prepayments to the suppliers in accordance with the supply contracts.

           Total purchases under the long-term agreements were approximately $143,109,363, $213,833,248 and $143,197,346 during the years ended December 31, 2012, 2013 and 2014, respectively.

           The following is a schedule, by year, of future minimum obligation, using market prices as of December 31, 2014, under all supply agreements as of December 31, 2014:

Year Ending December 31:	$
2015	$403,660,729

d)        Contingencies

Deutsche Solar AG

           In 2007, the Company entered into a twelve-year wafer supply agreement with Deutsche Solar AG, under which the Company was required to purchase a contracted minimum volume of wafers at pre-determined fixed prices and in accordance with a pre-determined schedule, commencing January 1, 2009. The fixed prices may be adjusted annually at the beginning of each calendar year by Deutsche Solar AG to reflect certain changes in their material costs. The agreement also contains a take-or-pay provision, which requires the Company to pay the contracted amount regardless of whether the Company acquires the contracted annual minimum volumes. In 2009, the Company did not meet the minimum volume requirements under the agreement. Deutsche Solar AG agreed that the Company could fulfill its fiscal 2009 purchase obligation in fiscal 2010. In 2010, the Company fulfilled its 2009 purchase commitment under the agreement but did not meet the minimum purchase obligation for 2010. In 2011, the Company did not meet its purchase commitment for the respective years. The Company believes that the take-or-pay provisions of the agreement are void under German law and, accordingly, as of December 31, 2010 had not accrued for the full $21,143,853 that would otherwise be due under the take-or-pay provision of the agreement. Rather, the Company assumed that it would be permitted to purchase its 2010 contracted quantity, in addition to its 2011 contracted quantity, in fiscal 2011 and had included the purchase obligation for both years in its evaluation of the loss on the long-term purchase commitments. The Company did not record a loss on firm purchase commitments in any of the three years ended December 31, 2014.

           In December 2011, Deutsche Solar AG gave notice to the Company to terminate the twelve-year wafer supply agreement with immediate effect. Deutsche Solar AG justified the termination with alleged breach of the agreement by the Company. In the notice, Deutsche Solar AG also reserved its right to claim damage of Euro148.6 million in court. The agreement was terminated in 2011. As a result, the Company reclassified the accrued loss on firm purchase commitments reserve of $27,862,017 as of December 31, 2011 to loss contingency accruals. In addition, the Company made a full bad debt allowance of $17,408,593 against the balance of its advance payments to Deutsche Solar as a result of the termination of the long-term supply contract. As of December 31, 2014, the accrued amount of $26,205,679 represents the Company's best estimate for its loss contingency. Deutsche Solar did not specify the basis for its claimed damage of Euro 148.6 million in the notice.

LDK

           In 2007, the Company entered into a three-year agreement with Jiangxi LDK Solar Hi-Tech Co., Ltd., or LDK, under which the Company purchased specified quantities of silicon wafers and LDK converted the Company's reclaimed silicon feedstock into wafers. In June 2008, the Company entered into two long-term supply purchase agreements with LDK in which the Company was required to purchase a contracted minimum volume of wafers at pre-determined fixed prices and in accordance with a pre-determined schedule. In April 2010, the Company sent a notice to LDK and announced termination of these two contracts. In July 2010, the Company filed a request for arbitration against LDK with the Shanghai Branch of the China International Economic and Trade Arbitration Commission, or CIETAC Shanghai Branch. In its arbitration request, the Company asked LDK to refund (i) an advance payment of RMB10.0 million that it had made to LDK pursuant to a three-year wafer supply agreement between CSI Cells and LDK entered into in October 2007 and (ii) two advance payments totaling RMB50.0 million that CSI Cells had made to LDK pursuant to two ten-year supply agreements between CSI Cells and LDK entered into in June 2008. The first hearing was held in October 2010, during which the Company and LDK exchanged and reviewed the evidence. After the first hearing, LDK counterclaimed against the Company, seeking for (i) forfeiture of the three advance payments totaling RMB60.0 million that CSI Cells had made to LDK pursuant to the October 2007 and June 2008 agreements; (ii) compensation of approximately RMB377.0 million or the loss due to the alleged breach of the June 2008 agreements by CSI Cells; (iii) a penalty of approximately RMB15.2 million due to the alleged breach of the June 2008 agreements by CSI Cells; and (iv) arbitration expenses up to RMB4.7 million. The second hearing was held on March 9, 2011, during which the parties presented arguments to the arbitration commission. The arbitration commission hosted a settlement discussion between the parties on May 13, 2011. In December of 2012, CIETAC Shanghai Branch awarded RMB248.9 million plus RMB2.2 million in arbitration expenses in favor of LDK in relation to the wafer supply contracts the Company entered into with LDK, including RMB60.0 million previously paid deposits. CIETAC Shanghai Branch determined that the Company had no legal grounds to cancel the long-term supply agreements. As of December 31, 2013 and 2014, the Company had provided a full allowance against the advance to LDK of $9,840,223 and $9,797,708, respectively due to the uncertainty of recovery. In December 2012, the Company made a non-cash provision totaling $30.0 million following an arbitration award made against the Company by CIETAC Shanghai Branch in favor of LDK.

           In February 2013, LDK filed for enforcement proceedings against the Company with the Jiangsu Suzhou Intermediate People's Court, or the Suzhou Intermediate Court. In May 2013, the Suzhou Intermediate Court dismissed a request by LDK to enforce this arbitration award, after which LDK initiated additional proceedings against the Company in the Xinyu Intermediate People's Court, Jiangxi Province, or the Xinyu Intermediate Court, claiming that the Company's rights to the initial deposits had been forfeited. Accordingly, the Company reversed the provision of $30.0 million in the first quarter of 2013. On November 29, 2013, the Suzhou Intermediate Court vacated its decision of May 2013, or the May 2013 Decision, to dismiss a request by LDK, to enforce an arbitration award against the Company made by the former Shanghai branch of China International Economic and Trade Arbitration Commission, or CIETAC, in favor of LDK in the amount of RMB248.9 million relating to certain wafer supply contracts entered into between the Company and LDK in October 2007 and June 2008, and ruled that the case be re-adjudicated. This decision followed a request for re-adjudication issued by the Jiangsu Provincial High Court, which reviewed the May 2013 Decision and ordered the Suzhou Intermediate Court to retry the case on the grounds that its May 2013 Decision was based on insufficient legal grounds. The Suzhou Intermediate Court has already finished its hearing of this case and the Company is now waiting for the outcome. If the Suzhou Intermediate Court reverses the May 2013 Decision, the Company may be liable for a payment of RMB191.2 million to LDK. The Company has not made a provision for this amount. The Xinyu Intermediate Court, on October 18, 2013, postponed a related proceeding demanding the Company forfeit deposits of RMB25 million and RMB35 million paid to LDK in conjunction with the 2007 and 2008 supply contracts. The Xinyu Intermediate Court suspended its proceedings pending the outcome of the Suzhou Intermediate Court's re-examination of the May 2013 Decision.

           In March 2014, LDK filed an application for arbitration with the CIETAC in Shanghai, seeking for (i) compensation of RMB530.0 million for economic losses (including losses of potential profits) caused by the alleged breach of the June 2008 agreements; (ii) attorney fees of RMB1.2 million; and (iii) arbitration expenses. CIETAC sent the Notice of Arbitration to the Company on April 8, 2014. The Company believes the claims stated in the new application for arbitration overlap with the previous action that CIETAC Shanghai Branch has already decided upon, and which the Suzhou Intermediate Court refused to enforce. The Company filed objection to jurisdiction to CIETAC in April 2014, but CIETAC dismissed it. Therefore, the Company counterclaimed against LDK in July 2014, seeking for (i) a refund of the advance payment of RMB35.0 million; (ii) attorney fees of RMB1.0 million; and (iii) arbitration expenses. The hearing was held in October 2014 in Shanghai. CIETAC has not yet ruled on this case.

           The Company disputes the merits of the proceedings brought against it by LDK and will defend itself vigorously against these claims. No provision has been provided as of December 31, 2014.

Class Action Lawsuits

           Following the two subpoenas from the SEC in 2010, six class action lawsuits were filed in the U.S. District Court for the Southern District of New York, or the New York cases, and another class action lawsuit was filed in the U.S. District Court for the Northern District of California, or the California case. The New York cases were consolidated into a single action in December 2010. On January 5, 2011, the California case was dismissed by the plaintiff, who became a member of the lead plaintiff group in the New York action. On March 11, 2011, a Consolidated Complaint was filed with respect to the New York action. The Consolidated Complaint alleges generally that the Company's financial disclosures during 2009 and early 2010 were false or misleading; asserts claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder; and names the Company, its chief executive officer and its former chief financial officer as defendants. The Company filed its motion to dismiss in May 2011, which was taken under submission by the Court in July 2011. On March 30, 2012, the Court dismissed the Consolidated Complaint with leave to amend, and the plaintiffs filed an Amended Consolidated Complaint against the same defendants on April 19, 2012. On March 29, 2013, the Court dismissed with prejudice a class action lawsuit filed against us and certain named defendants alleging that our financial disclosures during 2009 and early 2010 were false or misleading and in violation of federal securities law. The court found that the plaintiffs failed to adequately allege a securities law violation and granted the Company's motion to dismiss all claims against all defendants with prejudice. On December 20, 2013, the United States Court of Appeals for the Second Circuit affirmed the district court's order dismissing such class action lawsuit.

           In addition, a similar class action lawsuit was filed against the Company and certain of its executive officers in the Ontario Superior Court of Justice on August 10, 2010. The lawsuit alleges generally that the Company's financial disclosures during 2009 and 2010 were false or misleading and brings claims under the shareholders' relief provisions of the CBCA, Part XXIII.1 of the Ontario Securities Act as well as claims based on negligent misrepresentation. In December 2010, the Company filed a motion to dismiss the Ontario action on the basis that the Ontario Court has no jurisdiction over the claims and potential claims advanced by the plaintiff. The court dismissed the Company's motion on August 29, 2011. On March 30, 2012, the Ontario Court of Appeal denied the Company's appeal with regard to its jurisdictional motion. On November 29, 2012, the Supreme Court of Canada denied the Company's application for leave to appeal the order of the Ontario Court of Appeal. The plaintiff's motions for class certification and leave to assert the statutory cause of action under the Ontario Securities Act were served in January 2013 and initially scheduled for argument in the Ontario Superior Court of Justice in June 2013.However, the plaintiff's motions were adjourned in view of the plaintiff's decision to seek an order compelling the Company to file additional evidence on the motions. On July 29, 2013 the Court dismissed the plaintiff's motion to compel evidence. On September 24, 2013 the plaintiff's application for leave to appeal from the July 29 order was dismissed. In September 2014, the plaintiff obtained an order granting him leave to assert the statutory cause of action under the Ontario Securities Act for certain of his misrepresentation claims. In January 2015, the plaintiff obtained an order for class certification in respect of the claims for which he obtained leave to assert the statutory cause of action under the Ontario Securities Act, for certain negligent misrepresentation claims and for oppression remedy claims advanced under the CBCA. The Company is seeking leave to appeal from specific aspects of these two decisions. The motion for leave to appeal will be decided in 2015. The Company believes the Ontario action is without merit and the Company is defending it vigorously.

Countervailing and anti-dumping duties

           In October 2011, a trade action was filed with the U.S. Department of Commerce, or USDOC, and the U.S. International Trade Commission, or USITC, by the U.S. unit of SolarWorld AG and six other U.S. firms, accusing Chinese producers of crystalline silicon photovoltaic cells, or CSPV cells, whether or not incorporated into modules, of selling their products (i.e., CSPV cells or modules incorporating these cells) into the United States at less than fair value, or dumping, and of receiving countervailable subsidies from the Chinese authorities. These firms asked the U.S. government to impose anti-dumping and countervailing duties on Chinese-origin CSPV cells. The Company was identified as one of a number of Chinese exporting producers of the subject goods to the U.S. market. The Company also has affiliated U.S. operations that import the subject goods from China.

           On October 9, 2012, the USDOC issued final affirmative determinations in the anti-dumping and countervailing duty investigations. On November 7, 2012, the USITC ruled that imports of CSPV cells had caused material injury to the U.S. CSPV industry. As a result of these rulings, the Company is required to pay cash deposits on Chinese-origin CSPV cells imported into the U.S., whether alone or incorporated into modules. The announced cash deposit rates applicable to the Company were 13.94% (anti-dumping duty) and 15.24% (countervailing duty). The Company paid all the cash deposits due under these determinations. The rates at which duties will be assessed and payable are subject to ongoing administrative reviews that are likely to conclude in July 2015 and may differ from the announced deposit rates. These duties could materially and adversely affect the Company's affiliated U.S. import operations and increase the Company's cost of selling into the United States. A number of parties have challenged the rulings of the USDOC and the USITC in appeals to the U.S. Court of International Trade. Decisions on these appeals are not expected before the end of 2015.

           On December 31, 2013, the U.S. unit of SolarWorld AG filed a new trade action with the USDOC and the USITC accusing Chinese producers of certain CSPV cells and modules of dumping their products into the U.S. and of receiving countervailable subsidies from the Chinese authorities. This trade action also accused Taiwanese producers of certain CSPV cells and modules of dumping their products into the U.S.. Excluded from these new actions were those Chinese-origin solar products covered by the 2012 rulings detailed in the prior paragraphs. The Company was identified as one of a number of Chinese producers exporting subject goods to the U.S. market. The Company also has affiliated U.S. operations that import goods subject to these new investigations.

           On December 16, 2014, the USDOC issued final affirmative determinations in these anti-dumping and countervailing duty investigations. On January 21, 2015, the USITC ruled that imports of these CSPV products had caused material injury to the U.S. CSPV industry. As a result of these rulings, we are required to pay cash deposits on subject CSPV imports from China. Cash deposit rates for our subject Chinese-origin products were announced as being 30.06% (anti-dumping duty) and 38.43% (countervailing duty). The rates at which duties will be assessed and payable will be subject to administrative reviews beginning in 2016. Those reviews may result in duty rates that differ from the announced deposit rates. A number of parties have appealed these USDOC and USITC rulings to the U.S. Court of International Trade. Decisions on these appeals are not expected before the end of 2015.

           In 2014, a total of $39.1 million cash deposits were provided relating to countervailing and anti-dumping rulings in the U.S., of which $36.0  million were charged into cost of sales and $3.1 million remained as inventories as at December 31, 2014. Given the significant uncertainty surrounding the investigations and their ultimate resolution, the Company is unable to estimate any additional possible loss or range of loss that may arise from this action.

           On September 6, 2012, following a complaint lodged by EU ProSun, an ad-hoc industry association of EU CSPV module, cell and wafer manufacturers, the European Commission initiated an anti-dumping investigation concerning imports into the EU of CSPV modules and key components (i.e., cells and wafers) originating in China. On November 8, 2012, following a complaint lodged by the same parties, the European Commission initiated an anti-subsidy investigation on these same products. In each investigation, the Company was identified as one of a number of Chinese exporting producers of these products to the EU market. The Company also has affiliated EU operations that import these products into the EU.

           On December 6, 2013, the EU imposed definitive anti-dumping and countervailing measures on imports of CSPV modules and key components (i.e., cells) originating in or consigned from China. Under the terms of an undertaking entered into with the European Commission, duties are not payable on the Company's products sold into the EU, so long as the Company respects the terms and conditions of the undertaking, including a volume ceiling and minimum import price arrangement, and until the measures expire or the European Commission withdraws the undertaking.

           In February 2014, the Company filed separate actions with the General Court of the EU for annulment of the regulation imposing the definitive anti-dumping measures and of the regulation imposing the definitive countervailing measures. These actions for annulment are ongoing.

           On March 5, 2015, the European Commission disclosed that it was proposing to withdraw acceptance of the undertaking as regards to the Company. In summary, the European Commission alleged that the Company (i) provided certain non-reported benefits to its customers and thereby violated the minimum price requirements, (ii) made parallel sales of modules covered and modules not covered by the undertaking to the same customers, in excess of the permissible limits, and (iii) used one original equipment manufacturer to assemble modules outside of China, rendering the monitoring of the undertaking impracticable. The Company is contesting this proposal, as it believes that none of its actions constitute a breach of its commitments. Timing for a decision is uncertain. Should the undertaking be withdrawn, duties could be assessed on imports of our modules and cells originating in or consigned from China.

           In Canada, in December 2014, the Canadian government initiated concurrent anti-dumping and countervailing duties investigations on imported solar modules and laminates from China. The scope of the investigations includes thin-film and CSPV modules and laminates over 100 W but not cells. The Company completed and submitted a complete request for information response to the Canada Borer Services Agency, or CBSA, and provided views and legal arguments in opposition to a preliminary finding of injury as a domestic Canadian producer to the Canadian International Trade Tribunal. The Company submitted the data and its submitted data was subject to on-site verification by Canadian officials from March 23, 2014 to March 26, 2015. In June 2015, the CBSA will release its final determinations of dumping and subsidization and the last stage of the injury investigation will proceed by way of a hearing on the evidence of material injury and threat of injury to the domestic Canadian industry. Termination of the proceeding or a finding resulting in the imposition of duties will be announced on July 3, 2015.